INSTRUMENT OF TRANSFER

TOTAL FAITH HOLDINGS LIMITED
全信控股有限公司*

I, HU Xinfu 胡新福 (Transferor)

of Yingbin Road, Songmen Town, Wenling, Zhejiang, China 317511

in consideration of the sum of USD1.00

paid to me by (name in full) JIANG Guilan 江桂兰

(occupation) Merchant

of (full address) Southeast Industrial Zone, Songmen Town, Wenling, Zhejiang, China 317511

(hereinafter called "the said Transferee"), do hereby transfer to the said Transferee the -1- shares numbered ______ standing in my name in the Register of **TOTAL FATH HOLDINGS LIMITED 全信控股有限公司*** to hold unto the said Transferee, her executors, administrators or assigns, subject to the conditions upon which I hold the same at the time of execution hereof. And I, the said Transferee, do hereby agree to take the said shares subject to the same conditions.

As witness our hands the __________ day of ____________________

Signed by the Transferor in the Presence of :

Name ____________________

Address ____________________

____

[signature]

HU Xinfu 胡新福

Transferor

Signed by the Transferee in the Presence of :

Name ____________________

Address ____________________

____

[signature]

JIANG Guilan 江桂兰

Transferee

*For identification purpose only**